

INVESTOR PRESENTATION

WINTER 2015

INTRODUCTION TO AROTECH

NASDAQ GM: ARTX

WWW.AROTECH.COM

AROTECH

SAFE HARBOR STATEMENT

AROTECH

Forward looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended) regarding Arotech Corporation (Arotech) and/or its subsidiaries collective the company, to the extent such statements do not relate to historical or current fact. Forward Looking Statements are based on management's expectations, estimates, projections and assumptions. Forward looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results, performance and trends may differ materially from these forward looking statements due to a variety of factors, including, without limitation: product and technology development; the uncertainty of the market for Arotech's products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders (including as a result of budgetary cuts resulting from automatic sequestration under the Budget Control Act of 2011); and other risk factors detailed in Arotech's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2013, in Exhibit 99.3 to Arotech's Current Report on 8-K filed on April 1, 2014, and Arotech's other filings with the Securities and Exchange Commission. Arotech assumes no obligation to update the information in this release. Reference to the Company's website above does not constitute incorporation of any of the information thereon into this presentation. The factors listed above are not all-inclusive, and further information is contained in Arotech's latest annual report on Form 10-K, which is on file with the U.S. Securities and Exchange Commission. All forward looking statements speak only as of the date of this release. Arotech does not undertake to update its forward-looking statements.

AROTECH PROVIDES INNOVATIVE ENGINEERING SOLUTIONS

TRAINING & SIMULATION DIVISION
SOLID PROFITABILITY


USMC GREENS
AROTECH


AROTECH

POWER SYSTEMS DIVISION
GROWTH ENGINE

OUR MISSION: To provide the best power systems and simulation training aids for military, law enforcement & homeland security markets

CONSOLIDATED RESULTS ($ MILLIONS)

AROTECH

SALES



62.2
80.1
88.6
96.0
19.3
42.9
20.8
59.3
25.1
63.5
38.8
57.2
2011
2012
2013
2014 TTM AS OF 9/30/2014

BACKLOG



81.9
87.7
57.7
74.1
10.2
71.7
15.3
72.4
12.1
45.6
23.4
50.8
2011
2012
2013
2014 AS OF 9/30/2014

Operating Income/Adj. EBITDA



Operating Income
Adjusted EBITDA
-5.8
1.7
-0.9
2.6
3.5
6.5
5
9.2
2011
2012
2013
2014 TTM AS OF 9/30/2014

Cash Flow from Operations



-5.8
-4.4
10.2
2.5
2011
2012
2013
2014 AS OF 9/30/2014

Legend: Power Systems Division Training & Simulation Division Overall Combined Numbers

DIVERSITY: SALES % BY SEGMENT

AROTECH



4%
16%
17%
18%
30%
3%
6%
3%
3%

- Air Warfare Simulators -16%
- Military Vehicle Simulators - 18%
- Commercial Vehicle Simulators - 3%
- Research Simulators - 6%
- Training - 3%
- Service - 3%
- Power Supply - 30%
- Rechargeables - 17%
- WAB - 4%

Legend: Power Systems Division | Training & Simulation Division

YEAR TO DATE SUMMARY

AROTECH

REVENUE

$ MILLIONS



67.6
75.0
19.5
48.1
33.1
41.9
2013 AS OF 9/30/2013
2014 AS OF 9/30/2014

OPERATING INCOME / ADJ. EBITDA

$MILLIONS



2.8
6.2
3.2
8.9
2013 AS OF 9/30/2013
2014 AS OF 9/30/2014

- Increase in revenue 11%
- Increase Adjusted EBITDA 44%
- Significant NOL carry forward to offset FIT ($39.6M). Noncash Tax Expense $566K annually.

Legend: Power Systems Division Training & Simulation Division Overall Combined Numbers

BALANCE SHEET

AROTECH

		September 30, 2014		December 31, 2013
ASSETS				
CURRENT ASSETS:				
Cash and cash equivalents	$	11,044,256	$	6,319,820
Trade receivables		14,911,644		12,362,871
Unbilled receivables		19,036,156		8,463,920
Other accounts receivable and prepaid		1,544,692		1,379,621
Inventories		10,711,913		10,074,766
Total current assets		57,248,661		38,600,998
LONG TERM ASSETS:				
Property and equipment, net		6,114,138		4,926,949
Other long term assets		4,984,775		5,042,790
Intangible assets, net		12,396,306		1,059,151
Goodwill		45,730,986		31,024,754
Total long term assets		69,226,205		42,053,644
Total assets	$	126,474,866	$	80,654,642
LIABILITIES AND STOCKHOLDERS' EQUITY				
CURRENT LIABILITIES:				
Trade payables	$	4,803,969	$	5,107,208
Other accounts payable and accrued expenses		8,532,938		6,012,041
Current portion of long term debt		4,340,729		95,382
Short term bank credit		2,782,213		–
Deferred revenues		6,300,162		7,020,079
Total current liabilities		26,760,011		18,234,710
LONG TERM LIABILITIES:				
Long term portion of debt		18,357,684		1,830,348
Other long-term liabilities		15,546,271		12,612,608
Total long-term liabilities		33,903,955		14,442,956
Total liabilities		60,663,966		32,677,666
STOCKHOLDERS' EQUITY:				
Total stockholders' equity (net)		65,810,900		47,976,976
Total liabilities and stockholders' equity	$	126,474,866	$	80,654,642

2014 year-end update:

- Cash deposited in main U.S. bank as of 12/31/2014 is $12.4M
- Line of credit balance zero at year end with $15.0M availability
- Long term loan balance of $19.8M (UEC purchase)

AT A GLANCE

AROTECH

LONG-TERM REVENUE GROWTH

$ MILLIONS



15% CAGR
54.3
18.7
35.6
2010
62.2
19.3
42.9
2011
80.1
20.8
59.3
2012
88.5
25.1
63.4
2013
96.0
38.8
57.2
2014 TTM AS OF 9/30/2014
Power Systems
Training & Sim

CAPABILITIES AND KEY PROGRAMS
AROTECH POWER SYSTEMS DIVISION


HERMES 900

POWER SYSTEMS DIVISION

AROTECH

Performance Summary ($ MILLIONS)	2013 Actual		2014 TTM as of 9/30/2014	
Sales	$25.1		$38.8	
Operating Profit $ / %	$0.2	8.0%	$2.1	5.0%
Adjusted EBITDA $ / %	$1.5	5.9%	$4.8	12.4%
Total Backlog	$12.1		$23.4	

Highlights

- Purchased UEC Electronics for $28.0M +775K shares, Potential $5.5M Earnout over 2 years. (April 2014)
- Unveiled new Man Portable Hybrid Power Management System to the US Dept. of Defense. Reduces generator run time by up to 70%, enabling reductions in fuel consumption, maintenance burden and better logistical support. (June 2014)
- Awarded over $6M in orders for battery and related products - military applications (July 2014)
- Awarded $17M in new orders for batteries and power systems, $10M for an allied Defense Ministry, $7M for others (January 2015)
- Announced strategic combination of Power System facilities (November 2014) – relocate Arotech's Auburn facility, Electric Fuel Battery to its UEC Charleston facility. (Implementation 1st Quarter 2015)



DIVISION:

POWER SYSTEMS



CUSTOMERS THAT TRUST AROTECH SOLUTIONS INCLUDE:

MARKET:

SECURITY & DEFENSE APPLICATIONS



PRODUCTS AREAS:

HYBRID POWER GENERATION

HIGH ENERGY SYSTEMS

SWIPES & RECHARGEABLES

UAV-AIR & UNDERWATER

POWER MANAGEMENT

C4ISR

U.S.ARMY

Raytheon

BOEING

THALES

EAM WORLDWIDE

SWITLIK

PEO STRI

भारत इलेक्ट्रॉनिक्स
BHARAT ELECTRONICS



AROTECH POWER SYSTEMS DIVISION



Ground Renewable Expeditionary Energy Network Systems

A man-transportable and renewable energy solution for austere environments

GREENS is a significant opportunity with the US Army over next five years


AROTECH



Distributed Power Control & Management System

Light Armored Vehicles (LAV) and Amphibious Assault Vehicles (AAV) electrical systems modernization

Makes LAV platform viable until 2035 - twenty years beyond its acquisition lifecycle!

Reduces weight of vehicle

DPCMS competitive advantages:

- **Modular and Reconfigurable,**
- **Expandable,**
- **Supportability,**
- **Maintainability,**
- **Survivability,**
- **Usability, *and***
- **Reduced cost**

AROTECH


U.S. ARMY GREATEST INVENTIONS '10


or

SWIPES™

Soldier Worn Integrated Power Equipment Systems

Efficient energy system for FutureSoldier

- 30% reduction in battery weight
- Modular power distribution system
- Suitable for any power source
- Batteries always charged & ready for use

Product launch 2010 – US Army sales begun '12

Army and OEM requested development in progress

Further growth potential:

- Other branches of the US Armed Forces
- Israeli army (in development)
- Other armies

AROTECH

CAPABILITIES AND KEY PROGRAMS

AROTECH TRAINING & SIMULATION DIVISION



TRAINING & SIMULATION DIVISION

AROTECH

Performance Summary ($ MILLIONS)	**2013 Actual**		**2014 TTM as of 9/30/2014**	
Sales	$63.4		$57.2	
Operating Profit $ / %	$9.3	14.7%	$10.2	17.8%
Adjusted EBITDA $ / %	$10.3	16.2%	$11.0	9.2%
Total Backlog	$45.6		$50.8	

Highlights

- Received $36M follow-on order for its Virtual Clearance Training Suite Program VCTS .(Jun 2014)
- Awarded $9.1M in orders spanning all training segments, highlighted by ZAP pilot weapons training software, VCTS support, BOSS units and MILO training ranges. (Oct 2014)
- Awarded $6.7M in new awards and contract modifications, including $2.6M for MILO systems to an allied Middle Eastern country and $2.3mm in continuing logistical support of fielded VCTS systems. (Dec 2014)
- Introduced new MILO suite of products for medical emergency situational awareness and up to 300° field of view immersive training environment



DIVISION:

TRAINING & SIMULATION SYSTEMS



CUSTOMERS THAT TRUST AROTECH SOLUTIONS INCLUDE:

MARKET:

SECURITY & DEFENSE APPLICATIONS



PRODUCT AREAS:

HIGH SPEED WEAPONS SIMULATIONS

VEHICLE DRIVING SIMS

PUBLIC SAFETY SIMS – POLICE| FIRE| EMS

JUDGMENTAL USE OF FORCE

MILITARY TRAINING SIMS

RESEARCH SIMS



LOCKHEED MARTIN

BOEING

U.S.ARMY

L3 communications

Raytheon

DRS

CUBIC

YORK REGION TRANSIT

AROTECH

Trains route clearance teams to detect and neutralize improvised explosive devices (IEDs)

VCTS

VIRTUAL CLEARANCE TRAINING SUITE

DETECT • IDENTIFY • NEUTRALIZE





Total contract funded value [$109M - 28 suites]; additional $32.8M in unfunded options. Awarded in 2011; current contracted efforts extend through 2016.

Received recent modification [$36M] to reconfigure VCTS to match current route clearance doctrine. Adding equipment and a fifth trailer to provide room for these and future requirements.

Boom Operator Sim Systems

Hi-Fidelity and Immersive: replicates the KC-135R Block 40 Boom Pod

BOSS, for Air National Guard [ANG] squadron level training, is co-located with operational KC-135 air refueling wings

- ANG BOSS contract $25M over 5 years, funded.
- Options exercised: 16 production units | demonstrator retrofit | initial 12 months Contractor Logistical Support
- Status Q3: Successfully installed 5th of 17 BOSS Simulators






AROTECH

Prepare for the Unanticipated

MILO RESPONSE

Hi-Fidelity Simulation Training:

- Life-size video scenario branching software
- Develop/improve field skills while under pressure
- Real-time student review
- Improves decision-making abilities - solo or team

Training events combine human patient simulators and evolving environmental conditions

Train and Practice:

- Observation/situation awareness/scene assessment
- Medical assessment/differential diagnosis
- Communication, cultural, & behavioral sensitivity
- Ethical and emotional response management
- Strategic/positional/safety awareness



Intensified Situational Training



AROTECH TRAINING & SIMULATION DIVISION



GROWTH ENGINES

AROTECH'S CURRENT R& D INVESTMENTS

AROTECH


SIRE

Storage in **I**ron for **R**enewable **E**nergy grid storage battery



IP on highly active nano-iron networks. Top-class research and consulting team

Arotech's Grid Storage Flow Battery for the *Billion* dollar market of the 21st century



Low cost, readily available, non-toxic, safe materials





Concept chemistry patent pending. Highly competitive CAPEX and OPEX



2017: 100kWh pilot.
2020: 1st commercial MW plant

Grant awarded from Israeli Office of the Chief Scientist



Modular, scalable, geographically flexible

Research and Development

AROTECH

GUIDANCE UPDATE

AROTECH

2014 Guidance

- Revenue $105 Million
- Adjusted EBITDA - $9.2 - $9.5 Million